UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 16, 2021

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On February 16, 2021, Bel Fuse Inc. (the “Company”) notified Deloitte & Touche LLP (“Deloitte & Touche”) that Deloitte & Touche would be dismissed as the Company’s independent registered public accounting firm.  Deloitte & Touche’s dismissal does not affect the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2020, for which Deloitte & Touche is still engaged to complete.  The decision to change accounting firms was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) on February 16, 2021.

During the Company’s two most recent fiscal years ended December 31, 2020 and 2019 and through the date of filing of this Form 8-K, the Company has not had any disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche’s satisfaction, would have caused Deloitte & Touche to make reference to the subject matter of disagreement in connection with their reports on the Company’s consolidated financial statements.  In addition, during such periods and through the date of filing of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.  Deloitte & Touche’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2018 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company’s management has authorized Deloitte & Touche to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

The Company provided Deloitte & Touche with a copy of this Current Report on Form 8-K prior to its filing with the United States Securities and Exchange Commission (“SEC”) and requested that Deloitte & Touche furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a).  A copy of Deloitte & Touche’s letter, dated February 19, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm.

On February 16, 2021, the Company appointed Grant Thornton LLP (“Grant Thornton”) as the Company’s new independent registered public accounting firm for its first quarter ending March 31, 2021 and its fiscal year ending December 31, 2021.  The appointment of Grant Thornton was approved by the Audit Committee on February 16, 2021.

During the Company’s two most recent fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through February 16, 2021, the Company did not consult with Grant Thornton regarding either of the following: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Grant Thornton did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

As described in Item 4.01 of this Report, the following Exhibit 16.1 is furnished as part of this Current Report on Form 8-K:

16.1        Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated February 19, 2021.
104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2021	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated February 19, 2021.